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                                                           EXHIBIT 10(m)(v)


                                  OPTION AGREEMENT


     AGREEMENT, dated November 5, 1997, by and between ALBANY INTERNATIONAL CORP., a Delaware corporation ("AI") and MICHAEL C. NAHL ("the Optionee"), an officer of AI.

     WHEREAS, as an incentive to encourage the Optionee to remain in the employ of AI and its subsidiaries by affording the Optionee a greater interest in the success of AI and its subsidiaries, AI desires to grant to the Optionee an option to purchase shares of its Class A Common Stock;

     WHEREAS, the Optionee desires to obtain such option on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable considerations receipt of which is hereby acknowledged, AI and the Optionee hereby agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set, AI hereby grants to the Optionee the right and option ("the Option") to purchase 250,000 treasury shares (subject to adjustments as provided in paragraph 6 hereof) of Class A Common Stock of AI ("the Optioned Shares").

     2. PURCHASE PRICE. The purchase price of the Optioned Shares shall be $25-9/16 per share (subject to adjustment as provided in paragraph 6 hereof).

     3. TERM. The term of the Option shall be for a period of twenty years from the date hereof; provided, however, that the term of the Option may be terminated at any time by the Committee if the Committee determines that the Optionee has engaged in a Competing Activity (as hereinafter defined) without the specific written consent of AI; PROVIDED, FURTHER, THAT THE COMMITTEE MAY AT ANY TIME ACCELERATE THE EXPIRATION OF THE TERM OF THE OPTION TO A DATE NOT LESS THAN TEN YEARS FROM THE DATE HEREOF PROVIDED THAT SUCH DATE SHALL NOT BE EARLIER THAN SIX MONTHS AFTER THE DATE WHEN WRITTEN NOTICE OF SUCH ACCELERATION SHALL HAVE BEEN RECEIVED BY THE OPTIONEE.

     4. EXERCISABILITY. The Option shall become exercisable only if, prior to the termination of employment of the Optionee by AI and its subsidiaries, the average per share composite closing price for Class A Common Stock of AI, as shown by the Wall Street Journal, for any five successive trading days after the date of this Agreement shall have equaled or exceeded $48 (subject to adjustment as provided in paragraph 6 hereof). Upon the satisfaction of this condition ("the Market Condition"), the Option shall become exercisable as to a number of shares of Class A Common Stock of AI calculated by multiplying 25,000 times the number of full years that shall have elapsed from the date of this Agreement to the date when the Market Condition shall have been satisfied. After the date when the Market Condition is satisfied, the Option shall become exercisable, on each anniversary date of the date of this Agreement until, but including the tenth anniversary date, as to an additional 25,000 shares, but only if, on such anniversary date, the Optionee continues to be an employee of AI or a subsidiary.

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Notwithstanding the foregoing, this Option shall not be exercised or exercisable at any given time if and to the extent that exercise at such time would result in compensation to the Optionee that is not deductible by AI as a result of the provisions of Section 162(m) of the Internal Revenue Code, or the regulations thereunder, in each case as amended from time to time, or any comparable tax law provisions hereinafter adopted.

     5.   EFFECT OF TERMINATION OF EMPLOYMENT.

     (a) In the event that, during the term of the Option, the employment of the Optionee by AI and its subsidiaries shall be terminated by Voluntary Termination (as hereinafter defined) after the Optionee has attained age 62 or by death, Disability (as hereinafter defined) or Involuntary Termination (as hereinafter defined),

          (i) if the Market Condition shall not have occurred prior to such termination, the Option shall terminate as to all of the Optioned Shares at the time of termination; and

          (ii) if the Market Condition shall have occurred prior to such termination,

               (A) the Option shall become exercisable, at the time of such termination, as to 50% of any Optioned Shares as to which the Option has not yet become exercisable at such time and shall remain exercisable, as to such 50% and as to all Optioned Shares to which the Option had become exercisable prior to such termination, until the earlier of
                    (I) the expiration of the period of five years following the date of such termination, and
                    (II) the expiration of the term of the Option, at which time the Option shall terminate; and

               (B) the Option shall terminate as to 50% of any Optioned Shares as to which the Option has not yet become exercisable at the time of such termination.

     (b) In the event that, during the term of the Option, the employment of the Optionee by AI and its subsidiaries shall be terminated by Voluntary Termination before the Optionee has attained age 62,

          (i) if the Market Condition shall not have occurred prior to such termination, the Option shall terminate as to all of the Optioned Shares at the time of such termination; and

          (ii) if the Market Condition shall have occurred prior to such termination,

               (A) the Option shall remain exercisable as to all Optioned Shares as to which the Option had become exercisable prior to such termination, until the earlier of
                    (I) the expiration of the period of five years following the date of such termination, and
                    (II) the expiration of the term of the Option at which time the Option shall terminate; and

               (B) the Option shall terminate as to all Optioned Shares as to which the Option has not yet become exercisable at the time of such termination.

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     (c)  In the event that, during the term of the Option, the employment of the Optionee by AI and its subsidiaries shall be terminated for Cause (as hereinafter defined),

          (i) if the Market Condition shall not have occurred prior to such termination, the Option shall terminate as to all of the Optioned Shares at the time of termination; and

          (ii) if the Market Condition shall have occurred prior to such termination,

               (A) the Option shall terminate at the time of such termination as to all Optioned Shares at the time of such termination, and

               (B) the Option shall remain exercisable as to those of the Optioned Shares as to which the Option had become exercisable prior to such termination until the earlier of
                    (I) the expiration of the period of sixty days following the date of such termination, and
                    (II) the expiration of the term of the Option, at which time the Option shall terminate.

     6. RECAPITALIZATION, ETC. Notwithstanding any other provision of this Agreement, in the event of any change in the outstanding common stock of AI by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares or the like, the number and class of shares subject to the Option, the purchase price of the Optioned Shares and the per share price included in the Market Condition may be appropriately adjusted by the Committee, whose determination shall be conclusive. No fractional shares shall be issued hereunder and any fractional shares resulting from computations pursuant to this paragraph 6 shall be eliminated from the Option.

     7. METHOD OF EXERCISING OPTION. Subject to the terms and conditions hereof, the Option may be exercised (to the extent then exercisable) by written notice delivered to AI and signed by the Optionee or other person or persons entitled to exercise the Option. Such notice shall state the number of Optioned Shares in respect of which the Option is being exercised and shall include such written representations as the Committee may from time to time determine to be desirable in connection with compliance with securities and other laws and regulations. Such notice shall be accompanied by delivery of the full purchase price of such Optioned Shares in cash or by check payable to the order of AI, unless the Committee shall have determined to accept or withhold, in full or partial payment of such purchase price, shares of Class A Common Stock of AI.

     Such notice shall also be accompanied by payment, in cash or by check payable to the order of AI, of the minimum amount of any taxes required by law to be withheld by AI in respect of such exercise, unless the Committee shall have determined to accept or withhold, in full or partial payment of such taxes, shares of Class A Common Stock of AI. In the event the Option shall be exercised by any person or persons other than the Optionee, such notice shall, in addition, be accompanied by proof satisfactory to AI of the right of such person or persons to exercise the Option. If and when all of the foregoing conditions have been fully satisfied, AI shall, as soon as practicable thereafter (including such time as may be required pursuant to the last sentence of this paragraph), deliver a stock certificate representing the Optioned Shares in respect of which the Option is being exercised (less any shares withheld in payment of the purchase price or taxes), registered in the name of the person or persons exercising the Option.

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Such stock certificate may bear any legend which the Committee determines to be desirable in connection with compliance with securities and other laws and regulations. Shares acquired upon the exercise of the Option as provided herein shall be fully paid and non-assessable. Such shares shall be issued shares of Class A Common Stock reacquired in any manner by AI. AI agrees that in the event that, at the time of receipt of a notice of exercise hereunder, it does not have sufficient treasury shares to satisfy the option exercise, it will, no later than 20 trading days after receipt of such notice, acquire the required number of treasury shares.

     8. NON-TRANSFERABILITY. During the lifetime of the Optionee the Option shall be exercisable only by the Optionee (or the Optionee's guardian or legal representative) or by a Permitted Transferee to whom the Option has been transferred by gift, in which case it shall be exercisable only by such Permitted Transferee. No option shall be assignable or transferable by the Optionee, and no other person shall acquire any rights therein other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, 26 U.S.C. Section 1 et. seq. (the "Internal Revenue Code") or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, except that an option may be transferred by gift to any Permitted Transferee of such Optionee. The Optionee shall give the Company prompt written notice of any such transfer and shall provide the Company with such evidence as the Company may reasonably request to establish that the transfer is permitted hereunder. "Permitted Transferee" of any Optionee shall mean any child or grandchild of such Optionee, or any trust for the benefit of such child or grandchild. Except as specifically permitted above in this paragraph 8, the Option and this Agreement shall not be pledged, hypothecated, sold, assigned or otherwise disposed of, encumbered or transferred, in whole or in part. Any purported pledge, hypothecation, sale, assignment or other disposition, encumbrance or transfer of the Option or this Agreement (other than a transfer specifically permitted by this paragraph 8) and any levy of any execution, attachment or similar process upon the Option or this Agreement, in whole or in part, shall be null and void and without effect.

     9. NO RIGHTS AS STOCKHOLDER. The Optionee shall not be deemed for any purpose to be, or have any right as, a stockholder of AI except to the extent the Optionee shall exercise the Option and a share certificate shall be issued therefor, and then only from the date such certificate is issued. No adjustment shall be made for dividends or distributions or other rights the record date for which is prior to the date on which such share certificate is issued.

     10. DEFINITIONS. As used herein, the following terms shall have the meanings specified below:

     (a) "Cause" shall be deemed to exist if a majority of the members of the Board of Directors of AI determine that the Optionee has:

          (i) caused substantial harm to AI with intent to do so or as a result of gross negligence in the performance of his duties;

          (ii)  not made a good faith effort to carry out his or her duties;

          (iii) wrongfully and substantially enriched himself or herself at the expense of AI; or

          (iv)  been convicted of a felony.

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     (b)  "Committee" shall mean the Board of Directors, the Compensation and
Stock Option Committee of the Board of Directors or such other committee of the Board of Directors as the Board may from time to time designate to exercise the powers conferred upon "the Committee" by this Agreement.

     (c) The Optionee shall be deemed to be engaging in a "Competing Activity" if he or she is:

          (i) a director of a corporation or a member of a partnership, or a trustee of a business trust, or an officer, employee representative or agent of, or a consultant to, a corporation, partnership, business trust or other entity or organization engaged in a Competing Business (as defined below); or

          (ii) a direct or indirect investor in a Competing Business and the investment (whether made by loan, advance, contribution to capital, purchase of stock or otherwise) constitutes more than 10% of (A) the total capital of such business, (B) the equity capital of such business or (C) the voting power for the election of the Board of Directors or other governing body of such business.

     (d) A business shall be a "Competing Business" at any time if at such time it is engaging in a business activity which is, at such time, being conducted by AI, or by a subsidiary of AI, or a company controlled by AI or a subsidiary or subsidiaries of AI and in or for the conduct of which the Optionee is or was involved or bore responsibility as an employee of AI or a subsidiary of AI.

     (e)  "Disability" shall be deemed to exist if:

          (i) by reason of mental or physical illness the Optionee has not performed his or her duties for a period of six consecutive months; and

          (ii) the Optionee does not return to the performance of his or her duties within thirty days after written notice is given by AI that the Optionee has been determined by the Committee to be "Disabled" under the Company's long term disability policy.

     (f) "Involuntary Termination" shall mean a termination of the employment of the Optionee by AI for any reason other than Cause.

     (g) "Voluntary Termination" shall mean a termination of the employment of the Optionee for any reason other than death, Disability, Cause or Involuntary Termination.

     11. NOTICES. Any notice required or permitted under this Agreement shall be in writing and shall be deemed properly given

     (a) in the case of notice to AI, if delivered in person to the Secretary of AI, or mailed to AI to the attention of the Secretary by registered mail (return receipt requested) at P.O. Box 1907, Albany, New York 12201, or at such other address as AI may from time to time hereafter designate by written notice to the Optionee; and


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     (b)  in the case of notice to the Optionee, if delivered to him or her in person, or mailed to him or her by registered mail (return receipt requested) at

                                  111 Menands Road
                              Menands, New York  12204


or at such other address as the Optionee may from time to time hereafter designate by written notice to AI.

     12. AMENDMENT AND WAIVER. Neither this Agreement nor any provision hereof may be amended, modified, changed, discharged, terminated or waived orally, by any course of dealing or purported course of dealing or by any other means except an agreement in writing signed by AI and by the Optionee (or, following the death of the Optionee, by such person or persons as are then entitled hereunder to exercise the Option). No such agreement shall extend to or affect any provision of this Agreement not expressly amended, modified, changed, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver of or acquiescence in any other breach hereof.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, AI and the Optionee have duly executed this Agreement as of the date hereof.

                              ALBANY INTERNATIONAL CORP.


                              By   /s/ J. Spencer Standish
                                 --------------------------------


                                   /s/ Michael C. Nahl
                                 --------------------------------
                                        Michael C. Nahl





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